Exhibit 21.1

Subsidiaries of the Registrant

The subsidiaries of the Registrant are as follows:

Entity	Property	State of organization
Inland American Aberdeen Old Philadelphia LLC	C&S Wholesale Grocers-Aberdeen	Delaware
Inland American Aberdeen Old Philadelphia SPE, LLC	C&S Wholesale Grocers-Aberdeen	Delaware
Inland American Aiken Eastgate LLC	Eastgate	Delaware
Inland American Arlington Riverview GP LLC	Riverview Village	Delaware
Inland American Arlington Riverview Limited Partnership	Riverview Village	Illinois
Inland American Augusta Fury’s Ferry LLC	Fury’s Ferry	Delaware
Inland American Austin Scofield GP LLC	Scofield Crossing	Delaware
Inland American Austin Scofield Limited Partnership	Scofield Crossing	Illinois
Inland American Bloomington Fields LLC	Fields Apartment Homes	Delaware
Inland American Brandon Centre LLC	Brandon Centre South	Delaware
Inland American Bristol LLC	Stop & Shop - Bristol	Delaware
Inland American Bristol Member II LLC	Stop & Shop - Bristol	Delaware
Inland American Ceruzzi Bristol Member LLC	Stop & Shop - Bristol	Delaware
Inland American Carrollton Josey Oaks Limited Partnership	Josey Oaks Crossing	Illinois
Inland American Carrollton Josey Oaks GP LLC	Josey Oaks Crossing	Delaware
Inland American Chesapeake Commons , LLC	Chesapeake Commons	Delaware
Inland American Chesapeake Crossroads LLC	The Crossroads at Chesapeake Square	Delaware
Inland American Chicago Lincoln LLC	Lincoln Village	Delaware
Inland American Chicago Lincoln II, LLC	Lincoln Village	Delaware
Inland American Cityville, LLC	Undeveloped land - Decatur	Delaware
Inland American Cityville Decatur, LLC	Undeveloped land - Decatur	Delaware
Inland American Cityville Maiden Creek LLC	Undeveloped land Camden County	Delaware
Inland American Communities Group, Inc.	None	Delaware
Inland American Communities Third Party, Inc.	None	Delaware
Inland American Communities Partners, Inc.	None	Delaware
Inland American Communities Management, LLC	None	Delaware
Inland American Communities Development, LLC	None	Delaware
Inland American Continental Stringtown LLC	Parkway Centre North Ph. I & II	Delaware
Inland American Grove City Stringtown LLC	Parkway Centre North Ph. I & II	Delaware
Inland American Stringtown Member, LLC	Parkway Centre North Ph. I & II	Delaware
Inland American Grove City Stringtown Outlot, LLC	Parkway Centre North - Outlot Bldg B	Delaware
Inland American Continental Stringtown Outlot LLC	Parkway Centre North - Outlot Bldg B	Delaware
Inland American Stringtown Outlot Member LLC	Parkway Centre North - Outlot Bldg B	Delaware
Inland American Continental Morse, LLC	The Market at Hamilton	Delaware
Inland American Gahanna Morse, LLC	The Market at Hamilton	Delaware
Inland American Morse Member, LLC	The Market at Hamilton	Delaware
Inland American Cumberland LLC	Stop & Shop - Cumberland	Delaware
Inland American Cumberland Member II LLC	Stop & Shop - Cumberland	Delaware
Inland American Ceruzzi Cumberland Member LLC	Stop & Shop - Cumberland	Delaware
Inland American Flower Mound Cross Timbers GP LLC	Cross Timbers Court	Delaware
Inland American Flower Mound Cross Timbers Limited Partnership	Cross Timbers Court	Illinois
Inland American Flower Mound Crossing GP LLC	Flower Mound Crossing	Delaware
Inland American Flower Mound Crossing Limited Partnership	Flower Mound Crossing	Illinois
Inland American Flower Mound Highlands Limited Partnership	The Highlands	Illinois
Inland American Flower Mound Highlands GP LLC	The Highlands	Delaware
Inland American Framingham LLC	Stop & Shop - Framingham	Delaware
Inland American Framingham Member II LLC	Stop & Shop - Framingham	Delaware
Inland American Ceruzzi Framingham Member LLC	Stop & Shop - Framingham	Delaware
Inland American Garland Shiloh GP LLC	Shiloh Square	Delaware
Inland American Garland Shiloh Limited Partnership	Shiloh Square	Illinois
Inland American Grapevine Heritage Heights Limited Partnership	Heritage Heights	Illinois
Inland American Grapevine Heritage Heights GP LLC	Heritage Heights	Delaware

Inland American Grapevine Park West Limited Partnership	Park West Plaza	Illinois
Inland American Grapevine Park West GP LLC	Park West Plaza	Delaware
Inland American Greenville Pleasantburg LLC	Bi-Lo - Greenville	Delaware
Inland American Greenville Pleasantburg Member II LLC	Bi-Lo - Greenville	Delaware
Inland American Ceruzzi Greenville Pleasantburg Member LLC	Bi-Lo - Greenville	Delaware
Inland American Healthcare and Lodging Group, Inc.	None	Delaware
Inland American Healthcare Corp.	None	Delaware
Inland American Lodging Corp.	None	Delaware
Inland American Herndon Worldgate, LLC	Worldgate Plaza I, II, III, IV	Delaware
Inland American High Ridge Gravois LLC	Gravois Dillon Plaza	Delaware
Inland American Hyde Park LLC	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member LLC	Shop & Shop - Hyde Park	Delaware
Inland American Hyde Park Member II LLC	Shop & Shop - Hyde Park	Delaware
Inland American Independence Hartman, LLC	Pavilions at Hartman Heritage	Delaware
Inland American Lexington Bellerive LLC	Bellerive Plaza	Delaware
Inland American Loves Park Clifford, LLC	Schneider Electric	Delaware
Inland American Malden LLC	Stop & Shop - Malden	Delaware
Inland American Malden Member II LLC	Stop & Shop - Malden	Delaware
Inland American Ceruzzi Malden Member LLC	Stop & Shop - Malden	Delaware
Inland American Mesquite Pioneer GP LLC	Pioneer Plaza	Delaware
Inland American Mesquite Pioneer Limited Partnership	Pioneer Plaza	Illinois
Inland America Nashville Donelson LLC	Donelson	Delaware
Inland American North Hatfield, LLC	C&S Wholesale Grocers-N. Hatfield	Delaware
Inland American Pearland Silverlake Village LP LLC	Cinemark 12 Pearland	Delaware
Inland American Pearland Silverlake Village GP LLC	Cinemark 12 Pearland	Delaware
Inland American Plano 14th Street Market GP LLC	14th Street Market	Delaware
Inland American Plano 14th Street Market Limited Partnership	14th Street Market	Illinois
Inland American Plano Suncreek GP LLC	Suncreek Village	Delaware
Inland American Plano Suncreek Limited Partnership	Suncreek Village	Illinois
Inland American Plano Hunters Glen Limited Partnership	Hunters Glen Crossing	Illinois
Inland American Plano Hunters Glen GP LLC	Hunters Glen Crossing	Delaware
Inland American Richardson Custer Creek GP LLC	Custer Creek Village	Delaware
Inland American Richardson Custer Creek Limited Partnership	Custer Creek Village	Illinois
Inland American Sicklerville LLC	Stop & Shop - Sicklerville	Delaware
Inland American Sicklerville Member II LLC	Stop & Shop - Sicklerville	Delaware
Inland American Ceruzzi Sicklerville Member LLC	Stop & Shop - Sicklerville	Delaware
Inland American South Hatfield Elm, LLC	C&S Wholesale Grocers-S. Hatfield	Delaware
Inland American Southington LLC	Stop & Shop - Southington	Delaware
Inland American Southington Member II LLC	Stop & Shop - Southington	Delaware
Inland American Ceruzzi Southington Member LLC	Stop & Shop - Southington	Delaware
Inland American Student Housing Inc. (Utley JV)	(3)	Delaware
Inland American Swampscott LLC	Stop & Shop - Swampscott	Delaware
Inland American Swampscott Member II LLC	Stop & Shop - Swampscott	Delaware
Inland American Ceruzzi Swampscott Member LLC	Stop & Shop - Swampscott	Delaware
Inland American TN Distribution LLC	ProLogis Portfolio	Delaware
Inland American Tucker Hugh Howell LLC	The Center at Hugh Howell	Delaware
Inland American Pearland Waterford GP, LLC	Waterford Ranch at Shadow Creek Apts.	Delaware
Inland American Waterford Limited Partnership	Waterford Ranch at Shadow Creek Apts.	Illinois
Inland American Waterford GP LLC	Waterford Ranch at Shadow Creek Apts.	Delaware
Inland American Webster Clear Lake Limited Partnership	The Landings at Clear Lake	Illinois
Inland American Webster Clear Lake GP LLC	The Landings at Clear Lake	Delaware
Inland American Westfield Summit Lock, LLC	C&S Wholesale Grocers-Westfield	Delaware
Inland American Westlake GP LLC	Market at Westlake	Delaware
Inland American Westlake Limited Partnership	Market at Westlake	Illinois
Inland American Zanesville North Pointe Centre	North Pointe Centre	Delaware
Inland Lakemoor LLC (Inland Venture Corporation MBR)	(3)
Minto Builders (Florida), Inc.	(3)	Florida
A-S 68 HWY 288-Silver Lake, L.P.	Cinemark 12 Silverlake Pearland	Texas
MB Arlington Collins GP, LLC	Washington Mutual Bank Building	Delaware
MB Arlington Collins LP, LLC	Washington Mutual Bank Building	Delaware
MB Bloomsburg Buckhorn DST	Buckhorn Plaza	Delaware

MB BP Portfolio , LLC	Various Bradley Properties located in Arkansas, California, Georgia, Iowa, Illinois, Indiana, Michigan, North Carolina, Virginia and Wisconsin	Delaware
MB Canfield Main LLC	Canfield Plaza	Delaware
MB Cleveland Erieview LLC	AT&T Cleveland	Delaware
MB Columbus Hilliard LLC	The Market at Hilliard	Delaware
MB Conroe GP LLC	McKesson Distribution Center	Delaware
MB Conroe LP,LLC	McKesson Distribution Center	Illinois
MB Corpus Christi Saratoga GP LLC	Saratoga Town Center	Delaware
MB Corpus Christi Saratoga LP,LLC	Saratoga Town Center	Illinois
MB Cypress CyFair GP LLC	CyFair Town Center	Delaware
MB Cypress CyFair LP,LLC	CyFair Town Center	Illinois
MB Cypress CyFair Outlot GP LLC	CyFair Town Center - Outlot	Delaware
MB Cypress CyFair Outlot LP,LLC	CyFair Town Center - Outlot	Illinois
MB Dallas Carver Creek GP LLC	Carver Creek Shopping Center	Delaware
MB Dallas Carver Creek LP,LLC	Carver Creek Shopping Center	Illinois
MB Eagles Stockbridge LLC	Plaza at Eagles Landing	Delaware
MB East Humble Atascocita GP LLC	Atascocita Shopping Center	Delaware
MB East Humble Atascocita LP,LLC	Atascocita Shopping Center	Illinois
MB Evanston Sherman, LLC	Shops at Sherman Plaza	Delaware
MB Fabyan Randall Plaza LLC	Fabyan Randall Plaza	Delaware
MB Friendswood Parkwood GP LLC	Friendswood Shopping Center	Delaware
MB Friendswood Parkwood LP,LLC	Friendswood Shopping Center	Illinois
MB Herndon LLC	Dulles Plaza	Delaware
MB Highlands Ranch Ridgeline, LLC	8822 S. Ridgeline Blvd., Highlands Ranch	Delaware
MB Hoffman Estates LLC	SBC Center	Delaware
MB Houston 6101 Richmond GP, LLC	6101 Richmond Bldg	Delaware
MB Houston 6101 Richmond LP,LLC	6101 Richmond Bldg	Illinois
MB Houston 6234 Richmond GP LLC	6234 Richmond Ave	Delaware
MB Houston 6234 Richmond LP,LLC	6234 Richmond Ave.	Illinois
MB Houston 21602 Tomball GP LLC	24 Hour Fitness - 249 & Jones	Delaware
MB Houston 21602 Tomball LP,LLC	24 Hour Fitness - 249 & Jones	Illinois
MB Houston Antoine GP LLC	Antoine Town Center	Delaware
MB Houston Antoine LP,LLC	Antoine Town Center	Illinois
MB Houston Ashford GP LLC	Ashford Plaza	Delaware
MB Houston Ashford LP,LLC	Ashford Plaza	Illinois
MB Houston Blackhawk GP LLC	Blackhawk Town Center	Delaware
MB Houston Blackhawk LP,LLC	Blackhawk Town Center	Illinois
MB Houston Cypress GP LLC	Cypress Town Center	Delaware
MB Houston Cypress LP,LLC	Cypress Town Center	Illinois
MB Houston Eldridge GP LLC	NTB Eldridge	Delaware
MB Houston Eldridge LP,LLC	NTB Eldridge	Illinois
MB Houston Eldridge Town Center GP LLC	Eldridge Town Center	Delaware
MB Houston Eldridge Town Center LP,LLC	Eldridge Town Center	Illinois
MB Houston Eldridge Lakes GP LLC	Eldridge Lakes Town Center	Delaware
MB Houston Eldridge Lakes LP,LLC	Eldridge Lakes Town Center	Illinois
MB Houston Highland GP LLC	Highland Plaza	Delaware
MB Houston Highland LP,LLC	Highland Plaza	Illinois
MB Houston Hunting Bayou Restaurant GP LLC	Joe’s Crab Shack (Ground Lease)	Delaware
MB Houston Hunting Bayou Restaurant LP,LLC	Joe’s Crab Shack (Ground Lease)	Illinois
MB Houston New Forest II GP LLC	New Forest Crossing Phase II	Delaware
MB Houston New Forest II LP,LLC	New Forest Crossing Phase II	Delaware
MB Houston West End GP LLC	West End Square	Illinois
MB Houston West End LP,LLC	West End Square	Illinois
MB Houston Winchester GP LLC	Winchester Town Center	Delaware
MB Houston Winchester LP,LLC	Winchester Town Center	Illinois
MB Houston Windemere GP LLC	Windemere Village	Delaware
MB Houston Windemere LP,LLC	Windemere Village	Illinois
MB Houston Woodforest GP LLC	Woodforest Square	Delaware
MB Houston Woodforest LP,LLC	Woodforest Square	Illinois

MB Humble Pinehurst GP LLC	Pinehurst Shopping Center	Delaware
MB Humble Pinehurst LP,LLC	Pinehurst Shopping Center	Illinois
MB Jacinto City Hunting Bayou GP LLC	Hunting Bayou Shopping Center	Delaware
MB Jacinto City Hunting Bayou LP,LLC	Hunting Bayou Shopping Center	Illinois
MB Jacinto City Market GP LLC	11500 Market Street	Delaware
MB Jacinto City Market LP,LLC	11500 Market Street	Illinois
MB Jacinto City Theater GP LLC	Cinemark Jacinto City	Delaware
MB Jacinto City Theater LP,LLC	Cinemark Jacinto City	Illinois
MB Jacinto City Restaurant GP LLC	Chili’s (Ground Lease)	Delaware
MB Jacinto City Restaurant LP,LLC	Chili’s (Ground Lease)	Illinois
MB Keene Monadnock LLC	Monadnock Marketplace	Delaware
MB Largo Paradise, L.L.C.	Paradise Shops at Largo	Delaware
MB League City Bay Colony GP LLC	Bay Colony Town Center	Delaware
MB League City Bay Colony LP,LLC	Bay Colony Town Center	Illinois
MB Lincoln Mall LLC	Lincoln Mall Shopping Center	Delaware
MB Longview Triangle LLC	Triangle Center	Delaware
MB Louisville Southgate LLC	Southgate Apartments	Delaware
MB Margate Lakewood LLC	Lakewood Shopping Center Phase I	Delaware
MB Maryland BP Portfolio, LLC	6725 Baymeadow Drive-Glen Burnie	Delaware
MB Maryland BP Portfolio Acquisitions, LLC	(Loan Guaranty)	Delaware
MB Minneapolis 8th Street LLC	IDS Center	Delaware
MB Pennsylvania BP DST Portfolio, LLC	4500 Westport Drive-Mechanicsburg	Delaware
MB Pittsburgh Bridgeside DST	Bridgeside Point	Delaware
MB Rockford State LLC	State Street Market	Delaware
MB San Antonio Brooks LP	Brooks Corner	Delaware
MB San Antonio Brooks GP, LLC	Brooks Corner	elaware
MB Shakopee Vierling LLC	Shakopee Shopping Center	Delaware
MB Sherman Town Center GP LLC	Sherman Town Center	Delaware
MB Sherman Town Center LP,LLC	Sherman Town Center	Illinois
MB Springfield National LLC	Walgreens- Springfield	Delaware
MB Spring Stables GP LLC	Stables at Town Center	Delaware
MB Spring Stables LP,LLC	Stables at Town Center	Illinois
MB Spring Town Center GP LLC	Spring Town Center Phase I & II	Delaware
MB Spring Town Center LP,LLC	Spring Town Center Phase I & II	Illinois
MB St. Louis Chestnut, LLC	One AT&T Building-St. Louis	Delaware
MB Suffolk Lake View LLC	Lake View Tech Center	Delaware
MB Sugar Land Gillingham GP LLC	Thermo Process System Office	Delaware
MB Sugar Land Gillingham LP,LLC	Thermo Process System Office	Illinois
MB Texas BP Portfolio, LP, LLC	1114 Seaco Ave.-Houston, 8900 Lakes @610 Drive-Houston, 7300 Airport Road, Deer Park	Delaware
MB Texas BP Portfolio, GP,LLC	1114 Seaco Ave.-Houston, 8900 Lakes @610 Drive-Houston, 7300 Airport Road, Deer Park	Delaware
MB The Woodlands Lake Woodlands GP LLC	24 Hour Fitness Center - The Woodlands	Delaware
MB The Woodlands Lake Woodlands LP,LLC	24 Hour Fitness Center - The Woodlands	Illinois
MB Tomball Town Center GP LLC	Tomball Town Center	Delaware
MB Tomball Town Center LP,LLC	Tomball Town Center	Illinois
MB Waco Central GP, LLC	Central Texas Marketplace	Delaware
MB Webster Gulf Freeway GP LLC	Cinemark - Webster	Delaware
MB Webster Gulf Freeway LP,LLC	Cinemark - Webster	Illinois
MB West Chester LLC	5568 West Chester Road, West Chester	Delaware
MB Willis Town Center GP LLC	Willis Town Center	Delaware
MB Willis Town Center LP,LLC	Willis Town Center	Illinois
IA Orlando Palazzo, LLC	(5)	Delaware
IA Orlando Sand LLC	(1)	Delaware
IA Sacramento Rail, LLC	(2)	Delaware
Inland American (Stephens) SUB, LLC	(3)	Delaware
Inland American Acquisition (Winston), LLC	(4)	Delaware
Inland American Acquisitions, Inc.	(4)	Delaware
University Partners, LLC	(3)	Delaware

University House Gainesville, LLC	(3)	Delaware
University House Huntsville, LLC	(3)	Delaware
University House Lafayette, LLC	(3)	Delaware
Inland American Healthcare Corp.	(3)	Delaware
Inland Public Properties Development, Inc.	(3)	Delaware
Inland American Communities Acquisitions, LLC	(3)	Delaware
Inland American Shallotte LLC	Shallotte Commons	Delaware

(1)           This entity was formed due to a funding of a loan to an unaffiliated third party, Fourth Quarter Properties 124, LLC.

(2)           This entity was formed due to a funding of a loan to an unaffiliated third party, S. Thomas Enterprises of Sacramento, LLC.

(3)           This entity was formed for a joint venture.

(4)           This entity was formed for an acquisition of a company.

(5)           This entity was formed due to a loan to an unaffiliated third party, Buena Vista Shores, L.P.